SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 29, 2012

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 539-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement

On February 29, 2012, Harris Interactive Inc. (the “Company”) entered into a Termination Agreement (the “Termination Agreement”) with Angrisani Turnarounds, LLC (“ATL”) and Al Angrisani. A copy of the Termination Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Under the Termination Agreement, the Services Agreement, dated June 7, 2011 (the “Services Agreement”), by and among the Company, ATL and Mr. Angrisani was terminated, effective immediately. A copy of the Services Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on June 9, 2011 and is incorporated herein by reference. Under the Termination Agreement, the Company will pay ATL the monthly retainer fees applicable to the months of February, March, April, May and June 2012, in each case to the extent not previously paid (the “Remaining Monthly Fees”); provided, however, if Mr. Angrisani’s employment with the Company is terminated by the Company with “cause” or by Mr. Angrisani without “good reason” prior to June 30, 2012, then ATL will reimburse the Company the Remaining Monthly Fees, on a pro-rata basis.

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2012, the Company announced that Mr. Angrisani has been appointed President and Chief Executive Officer of the Company, effective February 29, 2012, and has been appointed to the Company’s Board of Directors (the “Board”) as Vice Chairman. A copy of the press release announcing Mr. Angrisani’s appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Angrisani served as Interim Chief Executive Officer of the Company since June 7, 2011.

The Company entered into Employment Agreement Amendment No. 1 (the “Employment Agreement Amendment”) with Mr. Angrisani on February 29, 2012. The Employment Agreement Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Employment Agreement Amendment amends the Employment Agreement, dated June 7, 2011, by and between the Company and Mr. Angrisani (the “Employment Agreement”). The Employment Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on June 9, 2011 and is incorporated herein by reference. Pursuant to the terms of the Employment Agreement Amendment, Mr. Angrisani will be employed by the Company as its President and Chief Executive Officer commencing on February 29, 2012, through and including the earlier of (i) June 30, 2014, (ii) his death or, (iii) the date either he or the Company terminates his employment for any reason. The Board has appointed Mr. Angrisani to fill a vacancy on the Board, pursuant to Article III, Section 5 of the Bylaws of the Company. Mr. Angrisani was designated as a Class III member of the Board and, accordingly, will hold office until the 2014 Annual Meeting of Stockholders or his successor is duly appointed and qualified. The additional material terms of the Employment Agreement Amendment include:

•

Payment of two-thirds of Mr. Angrisani’s fiscal year 2012 target bonus of $250,000 promptly following the effective date of the Employment Agreement Amendment; the balance will be payable upon achievement of the remaining operating performance goal set by the Compensation Committee of the Board.

•

An annual performance bonus for fiscal year 2013 of up to $600,000, to be earned and payable as follows: (i) $100,000 each quarter, beginning with the quarter ending September 30, 2012, upon the Company’s payment of its scheduled quarterly principal and interest bank payment (the “Quarterly Bank Payment”), using internally generated cash and without accessing the Company’s revolving line of credit, and (ii) $200,000 upon achievement of the budgeted EBITDA target for fiscal year 2013, as approved by the Board (subject to a cutback for attainment above an agreed upon threshold).

•

An annual performance bonus for fiscal year 2014 of up to $600,000, to be earned and payable as follows: (i) $100,000 for the quarter ending September 30, 2013 upon the Company’s payment of the Quarterly Bank Payment for such quarter, using internally generated cash and without accessing the Company’s revolving line of credit, (ii) $100,000 if the Company generates an amount of cash from operations equivalent to the Quarterly Bank Payment during the quarter ending December 31, 2013, as evidenced by the Company’s publicly reported financial statements, (iii) $100,000 if the Company generates an amount of cash from operations equivalent to the Quarterly Bank Payment during the quarter ending March 31, 2014, as evidenced by the Company’s publicly reported financial statements, (iv) $100,000 if the Company generates an amount of cash from operations equivalent to the Quarterly Bank Payment during the quarter ending June 30, 2014, as evidenced by the Company’s publicly reported financial statements, and (v) $200,000 upon achievement of the budgeted EBITDA target for fiscal year 2014, as approved by the Board (subject to a cutback for attainment above an agreed upon threshold).

•

500,000 shares of restricted stock (the “Restricted Shares”) under the Company’s 2007 Long Term Incentive Plan, one-half of which vest on each of June 30, 2013 and June 30, 2014, under the condition that Mr. Angrisani is employed by the Company on each such date; provided, however, (a) if Mr. Angrisani’s employment is terminated by the Company without “cause” or Mr. Angrisani terminates his employment for “good reason” on or prior to June 30, 2014, then all unvested Restricted Shares will immediately vest on the date of termination. All unvested Restricted Shares also immediately vest upon the occurrence of a change in control, provided that the change of control occurs prior to Mr. Angrisani’s date of termination. Mr. Angrisani may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the Restricted Shares or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Restricted Shares until the earlier of (a) June 30, 2014 or (b) the date of a change in control. A copy of the Restricted Stock Agreement entered into between the Company and Mr. Angrisani is being filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

•

If Mr. Angrisani’s employment is terminated by the Company without “cause” or by Mr. Angrisani with “good reason” on or prior to June 30, 2014, then he will be entitled to a severance payment equal to $500,000, payable in equal installments over twelve months; provided, however, upon a change of control on or prior to June 30, 2014, Mr. Angrisani will receive $1,000,000 in a lump sum within thirty (30) days following the date of his termination of employment.

The Company entered into the Incentive Stock Option Agreement No. 1 (the “ISO Amendment”) with Mr. Angrisani on February 29, 2012. The ISO Amendment is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The ISO Amendment amends the Incentive Stock Option Agreement, dated June 7, 2011, by and between the Company and Mr. Angrisani (the “Incentive Stock Option Agreement”). The Incentive Stock Option Agreement was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K on June 9, 2011 and is incorporated herein by reference. The material terms of the ISO Amendment include:

•	The incentive stock options vest immediately.

•

Mr. Angrisani may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the incentive stock options or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the incentive stock options until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The Company entered into the Non-Qualified Stock Option Agreement No. 1 (the “NQSO Amendment”) with Mr. Angrisani on February 29, 2012. The NQSO Amendment is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference. The NQSO Amendment amends the Non-Qualified Stock Option Agreement, dated June 7, 2011, by and between the Company and Mr. Angrisani (the “Non-Qualified Stock Option Agreement”). The Non-Qualified Stock Option Agreement was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K on June 9, 2011 and is incorporated herein by reference. The material terms of the NQSO Amendment include:

•

The non-qualified stock options vest in ten tranches upon the achievement of revised performance targets specified in the NQSO Amendment, provided that Mr. Angrisani is employed by the Company at the time of achievement. All unvested non-qualified stock options will immediately vest upon the occurrence of a change in control.

•

Mr. Angrisani may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the non-qualified stock options or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the non-qualified stock options until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure

On March 1, 2012, the Company issued a press release announcing Mr. Angrisani’s appointments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Termination Agreement, dated February 29, 2012, by and among Harris Interactive Inc., Angrisani Turnarounds, LLC and Al Angrisani

Exhibit 10.2	Employment Agreement Amendment No. 1, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 10.3	Restricted Stock Agreement, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 10.4	Incentive Stock Option Agreement Amendment No. 1, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 10.5	Non-Qualified Stock Option Agreement Amendment No. 1, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on March 1, 2012

Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:	/s/ Eric W. Narowski
Name:	Eric W. Narowski
Title:	Interim Chief Financial Officer (Principal Financial Officer)

Dated: March 1, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Termination Agreement, dated February 29, 2012, by and among Harris Interactive Inc., Angrisani Turnarounds, LLC and Al Angrisani

Exhibit 10.2	Employment Agreement Amendment No. 1, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 10.3	Restricted Stock Agreement, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 10.4	Incentive Stock Option Agreement Amendment No. 1, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 10.5	Non-Qualified Stock Option Agreement Amendment No. 1, dated February 29, 2012, by and between Harris Interactive Inc. and Al Angrisani

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on March 1, 2012